UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549




                            FORM 8-K




                         CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934




                        January 19, 1999
-----------------------------------------------------------------
        Date of Report (Date of Earliest Event Reported)


                    GLADSTONE RESOURCES, INC.
-----------------------------------------------------------------

 State of Washington        001-01525              91-0234563
---------------------   ----------------     -------------------
   (State or other      (Commission File        (IRS Employer
    Jurisdiction             Number)         Identification No.)
  of Incorporation)

     3500 Oak Lawn, Suite 590
          Dallas, Texas                             75219
---------------------------------------            --------
(Address of Principal Executive Offices)          (Zip Code)

                          (214 )528-9620
-----------------------------------------------------------------
      (Registrant's Telephone Number, Including Area Code)

        5646 Milton Street, Meadow Building, Suite 210
                      Dallas, Texas  75206
-----------------------------------------------------------------
  (Former Name or Former Address, if Changed since last Report)

ITEM 1.   CHANGE IN CONTROL OF THE REGISTRANT.

     On January 19, 1999, H. Wayne Gifford, an individual residing in Dallas, Texas, Charles B. Humphrey, an individual residing in Dallas, Texas, Johnathan M. Hill, an individual residing in Dallas, Texas, Fred Oliver, an individual residing in Dallas, Texas, David Tyrrell, an individual residing in Dallas, Texas (individually and as trustee of the Katherine Desporte Tyrrell Trust), Sheila Irons, an individual residing in Carrollton, Texas (individually and as trustee of the Humphrey Childrens Trust), Katherine Murphy, an individual residing in Rowlett, Texas, and Clay Moore, an individual residing in Dallas, Texas, purchased in two simultaneous transactions (the "Purchases") an aggregate of 3,134,325 shares of the common stock, no par value (the "Common Stock"), of Gladstone Resources, Inc., a Washington corporation ("Gladstone"), representing approximately 73.76% of the Common Stock.

     The Purchases were effected pursuant to the terms of (i) a Stock Purchase Agreement dated January 19, 1999 (the "Brooks Purchase") among Mr. Gifford, Mr. Humphrey, Mr. Hill, Mr. Oliver, Mr. Tyrrell (individually and as trustee for Katherine Desporte Tyrrell Trust), Ms. Irons (individually and as trustee of the Humphrey Childrens Trust), Ms. Murphy and Mr. Moore (collectively, the "Purchasers"), and Edward B. Brooks, Jr., a resident of Dallas, Texas, Charles V. W. Brooks, a resident of The Woodlands, Texas, Carol Brady, a resident of Dallas, Texas, Rebecca Feldt, a resident of Dallas, Texas and Debra Brooks Garrett, a resident of Dallas, Texas (collectively, the "Brooks Sellers"), and (ii) a Stock Purchase Agreement dated January 19, 1999 (the "Cloarec Purchase") among the Purchasers and C. J. Cloarec, M.D. and Camrose Optical Co. (the "Cloarec Sellers").

     In connection with the Purchase from the Brooks Sellers, the Purchasers purchased 2,973,000 shares, or approximately 69.97%, of the Common Stock and paid the Brooks Sellers an aggregate of approximately $315,229.83 in cash. Each Purchaser, except
Mr. Hill, used personal funds (or trust funds in the case of the trusts) to purchase the shares of Common Stock subject to the Brooks Purchase. Mr. Hill borrowed the funds he used to purchase the shares of Common Stock that he acquired in the Brooks Purchase from Mr. Humphrey on January 19, 1999, under a promissory note (the "Promissory Note") and stock pledge agreement (the "Stock Pledge Agreement"), which Promissory Note provides for interest upon any outstanding balance at 10% and is payable on February 28, 1999. The loan is secured under the Stock Pledge Agreement with Mr. Hill's 1,080,819 shares of Common Stock. Pursuant to an Agreement dated January 19, 1999, the Brooks Sellers have agreed to take or cause to be taken all such action as is necessary to cause Mr. Hill, Mr. Humphrey, Mr. Gifford, Mr. Oliver and Ms. Murphy to be appointed to and to constitute all the members of the Board of Directors of Gladstone. The appointment of such persons will require that the size of the board of directors of Gladstone increase from three to five. None of Mr. Hill, Mr. Humphrey, Mr. Gifford, Mr. Oliver or Ms. Murphy is currently a member of the Board of Directors. Mr. Hill, Mr. Humphrey, Mr. Gifford, Mr. Oliver, Mr. Tyrrell (individually and as trustee of the Katherine Desporte Tyrrell Trust), Ms. Irons (individually and as trustee of the Humphrey Childrens Trust), Ms. Murphy and Mr. Moore plan to elect Mr. Hill as President of Gladstone, Ms. Irons as Vice President of Gladstone and Ms. Murphy as Treasurer of Gladstone. The Brooks Sellers include Mr. Edward B. Brooks, Jr. who is a director and officer of Gladstone. The consideration paid by the Purchasers in connection with the Brooks Purchase was determined by arms length negotiations between the Purchasers and the Brooks Sellers.

     In connection with the Purchase from the Cloarec Sellers, the Purchasers purchased 161,325 shares of Common Stock, or approximately 3.8% of the Common Stock and paid the Cloarec Sellers an aggregate of $16,182.50 in cash. Each Purchaser except Mr. Hill used personal funds (or trust funds in the case of the trusts) to purchase the shares of Common Stock subject to the Cloarec Purchase. Mr. Hill borrowed the funds he used to purchase the shares of Common Stock that he acquired in the Cloarec Purchase from Mr. Humphrey under the Promissory Note and the Stock Pledge Agreement. The consideration paid by the Purchasers in connection with the Cloarec Purchase was determined by arms length negotiations between Purchasers and the Cloarec Sellers.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On January 19, 1999, Gladstone sold certain of its oil and gas properties in the Schleicher and Kent Counties, Texas (the "Properties") to EXCO Resources, Inc., a Texas corporation
("EXCO"). The Properties included 66 gross productive wells (9.75 net productive wells) with current net production of approximately 42.18 barrels of oil and 126,000 cubic feet of natural gas per day, and 6 gross (.75 net) non-producing wells. The Properties constituted approximately 90.418% of the gross productive wells (71.17% net productive wells) and approximately 88.68% of the barrels of oil and 59.38% of the cubic feet of natural gas per day produced by all of Gladstone's oil and gas properties.

     The aggregate sales price of the Properties was $315,000.
The amount of consideration was determined through arms length negotiation. Gladstone is aware that EXCO sold the Properties on
 January 19, 1999 to Mr. Edward B. Brooks, Jr., an officer and director of Gladstone, for an aggregate consideration of $315,000.

     Gladstone did not seek shareholder approval for the sale.

ITEM 5.   OTHER EVENTS.

     Effective January 19, 1999, Gladstone changed the address of its principal executive offices to 3500 Oak Lawn Avenue, Suite
590, Dallas, Texas  75219.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Pro forma financial information

          Gladstone intends to prepare the required pro forma financial statements and file same as an amendment to this Current Report on Form 8-K as soon as practicable.

     (c)  Exhibits.

          2.1 Stock Purchase Agreement made and entered into as of the 19th day of January, 1999 between Edward B. Brooks, Jr., Charles V. W. Brooks, Carol Brady, Rebecca Feldt and Debra Brooks Garrett, as Sellers, and H. Wayne Gifford, Charles B. Humphrey, Johnathan M. Hill, Fred Oliver, David Tyrrell (individually and as trustee of the Katherine Desporte Tyrrell Trust), Sheila Irons (individually and as trustee of the Humphrey Children's Trust), Katherine R. Murphy and Clay Moore, as Purchasers.

          2.2 Stock Purchase Agreement made and entered into January 19, 1999 by and between C. J. Cloarec M.D. and Camrose Optical Co., as Sellers, and H. Wayne Gifford, Charles B. Humphrey, Johnathan M. Hill, Fred Oliver, Darrel Tyrrell (individually and as trustee of the Katherine Desportes Tyrrell Trust), Sheila Irons (individually and as trustee of the Humphrey Children's Trust), Katherine R. Murphy and Clay Moore, as Purchasers.

          2.3 Assignment and Bill of Sale made and entered into January 18, 1999, but effective as of October 1, 1998, by and between Gladstone Resources, Inc., as Seller, and Exco Resources, Inc., as Purchaser.

          2.4. Agreement entered into January 19, 1999 among Edward B. Brooks, Jr., Charles V. W. Brooks, Carol Brady, Rebecca Feldt and Debra Brooks Garrett and
               H. Wayne Gifford, Charles B. Humphrey, Johnathan
               M. Hill, Fred Oliver, David Tyrrell (individually and as trustee of the Katherine Desporte Tyrrell Trust), Sheila Irons (individually and as trustee of the Humphrey Children's Trust), Katherine R. Murphy and Clay Moore.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GLADSTONE RESOURCES, INC.


                              By:  __________________________
                                   Edward B. Brooks, Jr.
                                   President

                          EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

2.1 Stock Purchase Agreement made and entered into as of the 19th day of January, 1999 between Edward B. Brooks, Jr., Charles V. W.
               Brooks, Carol Brady, Rebecca Feldt and Debra
               Brooks Garrett, as Sellers, and H. Wayne Gifford, Charles B. Humphrey, Johnathan M. Hill, Fred Oliver, David Tyrrell (individually and as trustee of the Katherine Desporte Tyrrell Trust), Sheila Irons (individually and as trustee of the Humphrey Children's Trust), Katherine R. Murphy and Clay Moore, as Purchasers.

2.2 Stock Purchase Agreement made and entered into January 19, 1999 by and between C. J.
               Cloarec M.D. and Camrose Optical Co., as Sellers, and H. Wayne Gifford, Charles B. Humphrey, Johnathan M. Hill, Fred Oliver, Darrel Tyrrell (individually and as trustee of the Katherine Desportes Tyrrell Trust), Sheila Irons (individually and as trustee of the Humphrey Children's Trust), Katherine R. Murphy and Clay Moore, as Purchasers.

2.3 Assignment and Bill of Sale made and entered into January 18, 1999, but effective as of October 1, 1998, by and between Gladstone
               Resources, Inc., as Seller, and Exco Resources,
               Inc., as Purchaser

4.1            Agreement entered into January 19, 1999
               among Edward B. Brooks, Jr., Charles V. W. Brooks, Carol Brady, Rebecca Feldt and Debra Brooks Garrett and H. Wayne Gifford, Charles B. Humphrey, Johnathan M. Hill, Fred Oliver, David Tyrrell (individually and as trustee of the Katherine Desporte Tyrrell Trust), Sheila Irons (individually and as trustee of the Humphrey Children's Trust), Katherine R. Murphy and Clay Moore.